Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Second Quarter 2024 Results

NASHVILLE, Tenn. (July 31, 2024) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three and six months ended June 30, 2024.

Second Quarter 2024 Highlights and Recent Developments:

•	The Company generated record second quarter net income of $104.7 million and record second quarter net income available to common stockholders of $100.8 million, which were records even without the impact of the Tennessee franchise tax refunds for prior years of approximately $9.1 million.[1]

•	Reported record second quarter consolidated revenue of $613.3 million, including record second quarter same-store Hospitality revenue of $456.2 million. [2]

•	Achieved all-time record consolidated operating income of $168.1 million and all-time record consolidated Adjusted EBITDAre of $233.2 million, which were records even without the impact of the Tennessee franchise tax refunds.

•	During the second quarter, the Company booked over 781,000 same-store Gross Definite Room Nights for all future years, at a record future estimated average daily rate (ADR) of $284, an increase of 7.3% over Q2 2023 estimated ADR for future bookings.

•	The Company refinanced Opry Entertainment Group’s term loan B and revolving credit facility with a new $300 million term loan B and $80 million revolving credit facility. The refinanced credit facility and term loan B also reduce the applicable interest rate spread on SOFR loans and extend the applicable maturity dates by two years.

•	The Company is raising its full year 2024 outlook for consolidated net income, operating income, Adjusted EBITDAre and adjusted funds from operations (AFFO), primarily to reflect Tennessee franchise tax savings and estimated cash interest expense savings from the OEG refinancing. The Company is lowering its outlook for same-store Hospitality RevPAR and Total RevPAR growth to account for continued leisure transient softness.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “Our second quarter results continue to demonstrate the strength of both business segments, delivering record second quarter net income, and all-time records for consolidated operating income and consolidated Adjusted EBITDAre despite some expected construction disruption and continued leisure transient softness. Projected rooms revenue from second quarter bookings production for all future years set a second quarter record for the same-store portfolio, which together with all-time record banquet and AV results indicate our core group customer demand remains strong.”

1 In May 2024, Tennessee amended its franchise tax law, making the Company eligible for refunds for the prior tax years of 2020 through 2023. The Company’s aggregate eligible refunds total approximately $9.1 million (reflected as a reduction in operating expenses), which is allocated by segment in the following approximate amounts in second quarter 2024: $5.6 million (Hospitality), $3.4 million (Entertainment) and $0.1 million (Corporate & Other).

2 Same-store Hospitality portfolio excludes JW Marriott Hill Country, which was acquired June 30, 2023.

Second Quarter 2024 Results (as compared to second quarter 2023):

($ in thousands, except per share amounts)	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024	2023	% ∆		2024	2023	% ∆
Total Revenue	$613,290	$504,843	21.5%		$1,141,635	$996,562	14.6%

Operating income	$168,071	$122,240	37.5%		$264,452	$227,890	16.0%
Operating income margin	27.4%	24.2%	3.2	pt	23.2%	22.9%	0.3	pt

Net income	$104,740	$70,143	49.3%		$147,501	$131,137	12.5%
Net income margin	17.1%	13.9%	3.2	pt	12.9%	13.2%	-0.3	pt

Net income available to common stockholders	$100,805	$66,543	51.5%		$143,861	$127,863	12.5%
Net income available to common stockholders margin	16.4%	13.2%	3.2	pt	12.6%	12.8%	-0.2	pt
Net income available to common stockholders per diluted share (1)	$1.65	$1.15	43.5%		$2.31	$2.17	6.5%

Adjusted EBITDAre	$233,195	$174,702	33.5%		$394,260	$332,377	18.6%
Adjusted EBITDAre margin	38.0%	34.6%	3.4	pt	34.5%	33.4%	1.1	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$222,473	$165,883	34.1%		$378,876	$319,262	18.7%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	36.3%	32.9%	3.4	pt	33.2%	32.0%	1.2	pt

Funds From Operations (FFO) available to common stockholders and unit holders	$157,647	$113,639	38.7%		$256,120	$222,165	15.3%
FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.53	$1.92	31.8%		$4.05	$3.72	8.9%

Adjusted FFO available to common stockholders and unit holders	$173,432	$122,392	41.7%		$276,126	$235,985	17.0%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.78	$2.06	35.0%		$4.37	$3.95	10.6%

(1) Diluted weighted average common shares for the three months ended June 30, 2024 and 2023 include 3.1 million and 3.9 million, respectively, and the six months ended June 30, 2024 and 2023 include 3.3 million and 4.0 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Note: Consolidated second quarter 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $9.1 million. Excluding the franchise tax refund related to prior years, for the three and six months ended June 30, 2024, net income was approximately $97.9 million and $140.6 million, respectively; operating income was approximately $159.0 million and $255.4 million, respectively; operating income margin was approximately 25.9% and 22.4%, respectively; Adjusted EBITDAre was approximately $224.1 million and $385.2 million, respectively; and Adjusted EBITDAre margin was approximately 36.5% and 33.7%, respectively.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024	2023	% ∆		2024	2023	% ∆
Hospitality Revenue	$519,087	$417,685	24.3%		$980,557	$842,124	16.4%
Same-Store Hospitality Revenue (1)	$456,237	$417,685	9.2%		$867,766	$842,124	3.0%

Hospitality operating income	$151,885	$107,733	41.0%		$254,070	$213,803	18.8%
Hospitality operating income margin	29.3%	25.8%	3.5	pt	25.9%	25.4%	0.5	pt
Hospitality Adjusted EBITDAre	$204,615	$152,667	34.0%		$359,208	$303,902	18.2%
Hospitality Adjusted EBITDAre margin	39.4%	36.6%	2.8	pt	36.6%	36.1%	0.5	pt

Same-Store Hospitality operating income (1)	$136,447	$107,733	26.7%		$229,498	$213,803	7.3%
Same-Store Hospitality operating income margin (1)	29.9%	25.8%	4.1	pt	26.4%	25.4%	1.0	pt
Same-Store Hospitality Adjusted EBITDAre (1)	$181,706	$152,667	19.0%		$319,768	$303,902	5.2%
Same-Store Hospitality Adjusted EBITDAre margin (1)	39.8%	36.6%	3.2	pt	36.8%	36.1%	0.7	pt

Hospitality Performance Metrics
Occupancy	73.7%	72.7%	1.0	pt	70.2%	72.5%	-2.3	pt
Average Daily Rate (ADR)	$260.76	$244.77	6.5%		$255.87	$241.38	6.0%
RevPAR	$192.12	$177.83	8.0%		$179.64	$174.97	2.7%
Total RevPAR	$499.90	$440.12	13.6%		$472.09	$446.49	5.7%

Same-Store Hospitality Performance Metrics (1)
Occupancy	73.2%	72.7%	0.5	pt	70.1%	72.5%	-2.4	pt
Average Daily Rate (ADR)	$254.16	$244.77	3.8%		$249.71	$241.38	3.5%
RevPAR	$185.95	$177.83	4.6%		$175.06	$174.97	0.1%
Total RevPAR	$481.67	$440.12	9.4%		$458.00	$446.49	2.6%

Gross Definite Rooms Nights Booked	781,235	651,507	19.9%		1,069,187	1,000,155	6.9%
Net Definite Rooms Nights Booked	596,661	450,269	32.5%		748,337	700,587	6.8%
Group Attrition (as % of contracted block)	15.2%	16.3%	-1.1	pt	15.0%	15.9%	-0.9	pt
Cancellations ITYFTY (2)	13,961	21,748	-35.8%		26,151	53,968	-51.5%

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

(2)  "ITYFTY" represents In The Year For The Year.

Note: Hospitality segment and the Same-Store Hospitality portfolio second quarter 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $5.6 million. Excluding the franchise tax refund related to prior years, for the three and six months ended June 30, 2024, Hospitality operating income was approximately $146.3 million and $248.5 million, respectively; Hospitality operating income margin was approximately 28.2% and 25.3%, respectively; Hospitality Adjusted EBITDAre was approximately $199.0 million and $353.6 million, respectively; Hospitality Adjusted EBITDAre margin was approximately 38.3% and 36.1%, respectively; same-store Hospitality operating income was approximately $130.9 million and $223.9 million, respectively; same-store Hospitality operating income margin was approximately 28.7% and 25.8%, respectively; same-store Hospitality Adjusted EBITDAre was approximately $176.1 million and $314.2 million, respectively; and same-store Hospitality Adjusted EBITDAre margin was approximately 38.6% and 36.2%, respectively.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for Second quarter 2024 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

•	Same-store Hospitality portfolio achieved all-time record operating income of $136.4 million and record Adjusted EBITDAre of $181.7 million for the quarter, which were records even without the impact of the Tennessee franchise tax refunds.

•	Banquet and AV revenue set an all-time record for the same-store Hospitality portfolio, reflecting the strength of our core group business.

•	The same-store Hospitality portfolio achieved a second quarter record ADR of $254, an increase of 3.8% from Q2 2023, maintaining our continued rate growth.

•	On a same-store basis, cancellations in the year for the year decreased by 36% in Q2 2024 compared to Q2 2023, and attrition and cancellation fee collections declined to $9.3 million in Q2 2024 from $10.3 million in Q2 2023.

•	Successfully completed the first phase of the Gaylord Rockies Grand Lodge repositioning and the development of a new group pavilion.

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024	2023	% ∆		2024	2023	% ∆
Revenue	$130,352	$110,475	18.0%		$234,187	$222,281	5.4%
Operating income	$50,642	$32,011	58.2%		$75,467	$63,706	18.5%
Operating income margin	38.9%	29.0%	9.9	pt	32.2%	28.7%	3.5	pt
Adjusted EBITDAre	$58,830	$40,511	45.2%		$91,777	$80,748	13.7%
Adjusted EBITDAre margin	45.1%	36.7%	8.4	pt	39.2%	36.3%	2.9	pt

Occupancy	75.4%	71.2%	4.2	pt	70.2%	71.9%	-1.7	pt
Average daily rate (ADR)	$260.98	$252.01	3.6%		$253.71	$246.07	3.1%
RevPAR	$196.85	$179.38	9.7%		$178.23	$176.90	0.8%
Total RevPAR	$496.00	$420.36	18.0%		$445.55	$425.23	4.8%

Note: Gaylord Opryland second quarter 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $5.4 million. Excluding the franchise tax refund related to prior years, for the three and six months ended June 30, 2024, operating income was approximately $45.3 million and $70.1 million, respectively; operating income margin was approximately 34.7% and 29.9%, respectively; Adjusted EBITDAre was approximately $53.5 million and $86.4 million, respectively; and Adjusted EBITDAre margin was approximately 41.0% and 36.9%, respectively.

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024	2023	% ∆		2024	2023	% ∆
Revenue	$68,799	$73,829	-6.8%		$154,262	$158,375	-2.6%
Operating income	$13,479	$18,322	-26.4%		$38,485	$45,956	-16.3%
Operating income margin	19.6%	24.8%	-5.2	pt	24.9%	29.0%	-4.1	pt
Adjusted EBITDAre	$20,361	$24,895	-18.2%		$52,232	$59,170	-11.7%
Adjusted EBITDAre margin	29.6%	33.7%	-4.1	pt	33.9%	37.4%	-3.5	pt

Occupancy	62.5%	75.8%	-13.3	pt	68.5%	77.6%	-9.1	pt
Average daily rate (ADR)	$235.54	$243.55	-3.3%		$253.19	$250.74	1.0%
RevPAR	$147.22	$184.58	-20.2%		$173.55	$194.62	-10.8%
Total RevPAR	$440.07	$472.24	-6.8%		$493.36	$509.31	-3.1%

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024	2023	% ∆		2024	2023	% ∆
Revenue	$83,897	$81,479	3.0%		$168,799	$167,877	0.5%
Operating income	$26,314	$26,105	0.8%		$52,346	$54,193	-3.4%
Operating income margin	31.4%	32.0%	-0.6	pt	31.0%	32.3%	-1.3	pt
Adjusted EBITDAre	$32,058	$31,823	0.7%		$63,981	$65,677	-2.6%
Adjusted EBITDAre margin	38.2%	39.1%	-0.9	pt	37.9%	39.1%	-1.2	pt

Occupancy	78.8%	75.1%	3.7	pt	76.0%	76.1%	-0.1	pt
Average daily rate (ADR)	$252.61	$234.86	7.6%		$246.43	$232.83	5.8%
RevPAR	$199.18	$176.49	12.9%		$187.36	$177.19	5.7%
Total RevPAR	$508.24	$493.59	3.0%		$511.28	$511.30	0.0%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024	2023	% ∆		2024	2023	% ∆
Revenue	$88,369	$77,014	14.7%		$156,643	$149,786	4.6%
Operating income	$22,321	$14,926	49.5%		$27,544	$22,981	19.9%
Operating income margin	25.3%	19.4%	5.9	pt	17.6%	15.3%	2.3	pt
Adjusted EBITDAre	$31,921	$24,453	30.5%		$46,740	$42,073	11.1%
Adjusted EBITDAre margin	36.1%	31.8%	4.3	pt	29.8%	28.1%	1.7	pt

Occupancy	70.8%	67.8%	3.0	pt	67.6%	67.6%	0.0	pt
Average daily rate (ADR)	$263.88	$251.80	4.8%		$250.67	$245.80	2.0%
RevPAR	$186.90	$170.65	9.5%		$169.54	$166.06	2.1%
Total RevPAR	$486.52	$424.00	14.7%		$431.20	$414.60	4.0%

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024	2023	% ∆		2024	2023	% ∆
Revenue	$76,836	$67,127	14.5%		$140,658	$131,174	7.2%
Operating income	$21,436	$14,691	45.9%		$33,433	$25,559	30.8%
Operating income margin	27.9%	21.9%	6.0	pt	23.8%	19.5%	4.3	pt
Adjusted EBITDAre	$35,574	$28,815	23.5%		$61,412	$53,728	14.3%
Adjusted EBITDAre margin	46.3%	42.9%	3.4	pt	43.7%	41.0%	2.7	pt

Occupancy	80.4%	77.8%	2.6	pt	72.4%	73.9%	-1.5	pt
Average daily rate (ADR)	$255.44	$247.92	3.0%		$249.55	$240.94	3.6%
RevPAR	$205.25	$192.84	6.4%		$180.77	$177.98	1.6%
Total RevPAR	$562.53	$491.45	14.5%		$514.89	$482.82	6.6%

JW Marriott Hill Country1

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2024	2024
Revenue	$62,850	$112,791
Operating income	$15,438	$24,572
Operating income margin	24.6%	21.8%
Adjusted EBITDAre	$22,909	$39,440
Adjusted EBITDAre margin	36.5%	35.0%

Occupancy	79.0%	71.3%
Average daily rate (ADR)	$324.18	$318.83
RevPAR	$256.23	$227.31
Total RevPAR	$689.28	$618.50

1 JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures.

Entertainment Segment

($ in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024	2023	% ∆		2024	2023	% ∆
Revenue	$94,203	$87,158	8.1%		$161,078	$154,438	4.3%
Operating income	$25,822	$24,601	5.0%		$31,934	$34,992	-8.7%
Operating income margin	27.4%	28.2%	-0.8	pt	19.8%	22.7%	-2.9	pt
Adjusted EBITDAre	$35,744	$29,416	21.5%		$51,283	$43,762	17.2%
Adjusted EBITDAre margin	37.9%	33.8%	4.1	pt	31.8%	28.3%	3.5	pt

Note: Entertainment segment second quarter 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $3.4 million. Excluding the franchise tax refund related to prior years, for the three and six months ended June 30, 2024, operating income was approximately $22.4 million and $28.6 million, respectively; operating income margin was approximately 23.8% and 17.7%, respectively; Adjusted EBITDAre was approximately $32.4 million and $47.9 million, respectively; and Adjusted EBITDAre margin was approximately 34.4% and 29.7%, respectively.

Fioravanti continued, “Our Entertainment business delivered solid performance, including an all-time quarterly record for revenue led by the Grand Ole Opry and our Ole Red brand. We are particularly pleased with these results given the planned construction-related disruption at Category 10 and the W Austin Hotel at Block 21. We look forward to their enhanced contribution in 2025.”

7

Corporate and Other Segment

($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2024	2023	% ∆	2024	2023	% ∆
Operating loss	($9,636)	($10,094)	4.5%	($21,552)	($20,905)	-3.1%
Adjusted EBITDAre	($7,164)	($7,381)	2.9%	($16,231)	($15,287)	-6.2%

Note: Corporate and Other segment second quarter 2024 results reflect franchise tax refunds for prior tax periods of 2020 through 2023 totaling approximately $0.1 million.

2024 Guidance

Fioravanti concluded, “We are pleased to increase our full year 2024 outlook for consolidated net income, operating income, Adjusted EBITDAre and Adjusted FFO, to reflect the change in Tennessee franchise tax law and estimated cash interest expense savings from the OEG refinancing. Our outlook assumes continued strength in our group business and our anticipated strong operating expense discipline, which we believe will offset the profitability impact of continued leisure transient softness. We remain confident in our group-centric model and the investments we are making across our portfolio to continue to create value for our guests and shareholders.”

The Company is updating its 2024 business performance outlook based on current information as of July 31, 2024. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

8

($ in millions, except per share figures)	New Guidance		New FY	Prior Guidance		Prior FY
	Full Year 2024 [1]		2024 Guidance [1]	Full Year 2024 [1]		2024 Guidance [1]	Change [1]
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Consolidated Hospitality RevPAR growth (same-store) (2)	1.00%	3.00%	2.00%	3.50%	5.50%	4.50%	-2.50%
Consolidated Hospitality Total RevPAR growth (same-store) (2)	2.75%	4.75%	3.75%	3.25%	5.25%	4.25%	-0.50%

Operating Income
Hospitality (same-store) (2)	$447.5	$456.0	$451.8	$434.5	$450.5	$442.5	$9.3
JW Marriott Hill Country	37.0	38.0	37.5	35.0	40.0	37.5	-
Entertainment	70.5	73.5	72.0	65.5	71.5	68.5	3.5
Corporate and Other	(44.8)	(43.0)	(43.9)	(44.8)	(43.0)	(43.9)	-
Consolidated Operating Income	510.2	524.5	517.4	490.2	519.0	504.6	12.8

Adjusted EBITDAre
Hospitality (same-store) (2)	$625.5	$640.5	$633.0	$612.5	$635.0	$623.8	$9.3
JW Marriott Hill Country	65.0	70.0	67.5	63.0	72.0	67.5	-
Entertainment	105.0	112.0	108.5	100.0	110.0	105.0	3.5
Corporate and Other	(35.0)	(32.0)	(33.5)	(35.0)	(32.0)	(33.5)	-
Consolidated Adjusted EBITDAre	760.5	790.5	775.5	740.5	785.0	762.8	12.8

Net Income	$281.0	$287.5	$284.3	$259.0	$280.0	$269.5	$14.8
Net Income available to common stockholders	$271.0	$281.5	$276.3	$249.0	$274.0	$261.5	$14.8

Funds from Operations (FFO) available to common stockholders and unit holders	$485.3	$508.0	$496.6	$463.3	$500.5	$481.9	$14.8
Adjusted FFO available to common stockholders and unit holders	$511.8	$543.0	$527.4	$489.8	$535.5	$512.6	$14.8

Diluted income per share available to common stockholders	$4.38	$4.49	$4.44	$4.01	$4.33	$4.17	$0.27
Adjusted FFO available to common stockholders and unit holders per diluted share	$8.09	$8.51	$8.30	$7.69	$8.33	$8.01	$0.29

Estimated diluted shares outstanding to common stockholders (3)	64.1	64.1	64.1	64.6	64.6	64.6	(0.5)
Estimated diluted shares outstanding to common stockholders and unit holders (3)	64.5	64.5	64.5	65.0	65.0	65.0	(0.5)

(1)	Includes JW Marriott Hill Country, except as otherwise noted. Amounts are calculated based on unrounded numbers.

(2)	Same-store excludes JW Marriott Hill Country.

(3)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, property-level Adjusted EBITDAre for JW Marriott Hill Country to property-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unitholders to Net Income, see “Reconciliation of Forward-Looking Statements” below.

Capital Expenditures Update

As of June 30, 2024, full year 2024 capital expenditures are estimated to be $375 million to $425 million, unchanged at the midpoint of $400 million.

Dividend Update

On July 15, 2024, the Company paid the previously declared second quarter 2024 cash dividend of $1.10 per share of common stock, to stockholders of record as of June 28, 2024. The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. It is the Company’s current plan to distribute aggregate minimum dividends for 2024 of $4.40 per share in cash. Future dividends are subject to the Board’s future determinations as to amount and timing.

9

Balance Sheet/Liquidity Update

As of June 30, 2024, the Company had total debt outstanding of $3,373.4 million, net of unamortized deferred financing costs, and unrestricted cash of $498.4 million. As of June 30, 2024, there were no amounts drawn under the Company’s revolving credit facility, $17.0 million was drawn under OEG’s revolving credit facility, and the lending banks had issued $4.3 million in letters of credit under the Company’s revolving credit facility, which left $758.7 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, August 1, 2024, at 11:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/News & Events/Events & Presentation) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 11,414 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, and changes in interest rates. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

10

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income available to common stockholders margin by dividing GAAP consolidated Net Income available to common stockholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income by consolidated, segment or property-level GAAP Revenue.

11

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;

•	non-cash lease expense;

•	equity-based compensation expense;

•	impairment charges that do not meet the NAREIT definition above;

•	credit losses on held-to-maturity securities;

•	transaction costs of acquisitions;

•	interest income on bonds;

•	loss on extinguishment of debt;

•	pension settlement charges;

•	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and

•	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests in consolidated joint ventures to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

12

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;

•	impairment charges that do not meet the NAREIT definition above;

•	write-offs of deferred financing costs;

•	amortization of debt discounts or premiums and amortization of deferred financing costs;

•	loss on extinguishment of debt;

•	non-cash lease expense;

•	credit loss on held-to-maturity securities;

•	pension settlement charges;

•	additional pro rata adjustments from unconsolidated joint ventures;

•	(gains) losses on other assets;

•	transaction costs on acquisitions;

•	deferred income tax expense (benefit); and

•	any other adjustments we have identified herein.

We present Adjusted FFO available to common stockholders and unit holders per diluted share as a non-GAAP measure of our performance in addition to our net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share as our Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~
Jennifer Hutcheson, Chief Financial Officer
Ryman Hospitality Properties, Inc.
(615) 316-6320
jhutcheson@rymanhp.com
~or~
Sarah Martin, Vice President Investor Relations
Ryman Hospitality Properties, Inc.
(615) 316-6011
sarah.martin@rymanhp.com

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

 (In thousands, except per share data)

	Three Months Ended		Six Months Ended
	Jun. 30,		Jun. 30,
	2024	2023	2024	2023
Revenues :
Rooms	$199,497	$168,492	$373,130	$329,743
Food and beverage	259,386	197,908	494,469	413,712
Other hotel revenue	60,204	51,285	112,958	98,669
Entertainment	94,203	87,158	161,078	154,438
Total revenues	613,290	504,843	1,141,635	996,562

Operating expenses:
Rooms	45,062	40,272	89,163	82,331
Food and beverage	132,369	107,026	260,548	222,207
Other hotel expenses	117,769	104,590	236,582	207,649
Management fees	21,449	15,418	39,411	30,613
Total hotel operating expenses	316,649	267,306	625,704	542,800
Entertainment	59,560	57,088	112,147	108,522
Corporate	9,402	9,885	21,356	20,479
Preopening costs	1,055	67	2,491	257
Gain on sale of assets	-	-	(270)	-
Depreciation and amortization	58,553	48,257	115,755	96,614
Total operating expenses	445,219	382,603	877,183	768,672

Operating income	168,071	122,240	264,452	227,890

Interest expense, net of amounts capitalized	(56,577)	(49,179)	(117,020)	(91,707)
Interest income	7,064	5,318	14,586	7,865
Loss on extinguishment of debt	(1,797)	(2,252)	(2,319)	(2,252)
Income (loss) from unconsolidated joint ventures	183	(2,153)	215	(4,959)
Other gains and (losses), net	(4)	(287)	317	(523)
Income before income taxes	116,940	73,687	160,231	136,314

Provision for income taxes	(12,200)	(3,544)	(12,730)	(5,177)
Net income	104,740	70,143	147,501	131,137

Net income attributable to noncontrolling interest in consolidated joint venture	(3,270)	(3,134)	(2,691)	(2,371)
Net income attributable to noncontrolling interest in Operating Partnership	(665)	(466)	(949)	(903)
Net income available to common stockholders	$100,805	$66,543	$143,861	$127,863

Basic income per share available to common stockholders	$1.68	$1.18	$2.41	$2.29
Diluted income per share available to common stockholders (1)	$1.65	$1.15	$2.31	$2.17

Weighted average common shares for the period:
Basic	59,895	56,329	59,817	55,759
Diluted (1)	63,223	60,489	63,446	59,973

(1)	Diluted income weighted average common shares for the three and six months ended June 30, 2024 include 3.1 million and 3.3 million, respectively, andthe three and six months ended June 30, 2023 include 3.9 million and 4.0 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at theCompany's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

 CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	Jun. 30,	Dec. 31,
	2024	2023
ASSETS:
Property and equipment, net of accumulated depreciation	$4,045,466	$3,955,586
Cash and cash equivalents - unrestricted	498,371	591,833
Cash and cash equivalents - restricted	51,908	108,608
Notes receivable	61,892	61,760
Trade receivables, net	127,281	110,029
Deferred income tax assets, net	71,023	81,624
Prepaid expenses and other assets	163,786	154,810
Intangible assets	120,231	124,287
Total assets	$5,139,958	$5,188,537

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,373,383	$3,377,028
Accounts payable and accrued liabilities	406,245	464,720
Dividends payable	67,734	67,932
Deferred management rights proceeds	165,121	165,174
Operating lease liabilities	130,411	129,122
Other liabilities	68,140	66,658
Noncontrolling interest in consolidated joint venture	362,603	345,126
Total equity	566,321	572,777
Total liabilities and equity	$5,139,958	$5,188,537

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2024		2023		2024		2023
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated
Revenue	$613,290		$504,843		$1,141,635		$996,562
Net income	$104,740	17.1%	$70,143	13.9%	$147,501	12.9%	$131,137	13.2%
Interest expense, net	49,513		43,861		102,434		83,842
Provision for income taxes	12,200		3,544		12,730		5,177
Depreciation & amortization	58,553		48,257		115,755		96,614
Gain on sale of assets	-		-		(270)		-
Pro rata EBITDAre from unconsolidated joint ventures	2		8		4		17
EBITDAre	225,008	36.7%	165,813	32.8%	378,154	33.1%	316,787	31.8%
Preopening costs	1,055		67		2,491		257
Non-cash lease expense	933		1,499		1,858		3,000
Equity-based compensation expense	3,383		3,801		7,245		7,540
Interest income on Gaylord National bonds	1,195		1,270		2,390		2,541
Loss on extinguishment of debt	1,797		2,252		2,319		2,252
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(176)		-		(197)		-
Adjusted EBITDAre	$233,195	38.0%	$174,702	34.6%	$394,260	34.5%	$332,377	33.4%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(10,722)		$(8,819)		$(15,384)		$(13,115)
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$222,473	36.3%	$165,883	32.9%	$378,876	33.2%	$319,262	32.0%

Hospitality segment
Revenue	$519,087		$417,685		$980,557		$842,124
Operating income	$151,885	29.3%	$107,733	25.8%	$254,070	25.9%	$213,803	25.4%
Depreciation & amortization	50,553		42,646		100,783		85,521
Non-cash lease expense	982		1,018		1,965		2,037
Interest income on Gaylord National bonds	1,195		1,270		2,390		2,541
Adjusted EBITDAre	$204,615	39.4%	$152,667	36.6%	$359,208	36.6%	$303,902	36.1%

Same-Store Hospitality segment (1)
Revenue	$456,237		$417,685		$867,766		$842,124
Operating income	$136,447	29.9%	$107,733	25.8%	$229,498	26.4%	$213,803	25.4%
Depreciation & amortization	43,082		42,646		85,915		85,521
Non-cash lease expense	982		1,018		1,965		2,037
Interest income on Gaylord National bonds	1,195		1,270		2,390		2,541
Adjusted EBITDAre	$181,706	39.8%	$152,667	36.6%	$319,768	36.8%	$303,902	36.1%

Entertainment segment
Revenue	$94,203		$87,158		$161,078		$154,438
Operating income	$25,822	27.4%	$24,601	28.2%	$31,934	19.8%	$34,992	22.7%
Depreciation & amortization	7,766		5,402		14,506		10,667
Preopening costs	1,055		67		2,491		257
Non-cash lease (revenue) expense	(49)		481		(107)		963
Equity-based compensation	1,005		1,010		1,893		1,826
Other gains and (losses), net	137		-		545		-
Pro rata adjusted EBITDAre from unconsolidated joint ventures	8		(2,145)		21		(4,943)
Adjusted EBITDAre	$35,744	37.9%	$29,416	33.8%	$51,283	31.8%	$43,762	28.3%

Corporate and Other segment
Operating loss	$(9,636)		$(10,094)		$(21,552)		$(20,905)
Depreciation & amortization	234		209		466		426
Other gains and (losses), net	(140)		(287)		(227)		(522)
Equity-based compensation	2,378		2,791		5,352		5,714
Gain on sale of assets	-		-		(270)		-
Adjusted EBITDAre	$(7,164)		$(7,381)		$(16,231)		$(15,287)

(1)	Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired on June 30, 2023.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2024	2023	2024	2023
Consolidated
Net income	$104,740	$70,143	$147,501	$131,137
Noncontrolling interest in consolidated joint venture	(3,270)	(3,134)	(2,691)	(2,371)
Net income available to common stockholders and unit holders	101,470	67,009	144,810	128,766
Depreciation & amortization	58,506	48,227	115,660	96,553
Adjustments for noncontrolling interest	(2,331)	(1,620)	(4,352)	(3,200)
Pro rata adjustments from joint ventures	2	23	2	46
FFO available to common stockholders and unit holders	157,647	113,639	256,120	222,165

Right-of-use asset amortization	47	30	95	61
Non-cash lease expense	933	1,499	1,858	3,000
Pro rata adjustments from joint ventures	(176)	-	(197)	-
Gain on other assets	-	-	(270)	-
Amortization of deferred financing costs	2,627	2,633	5,348	5,307
Amortization of debt discounts and premiums	658	545	1,307	1,051
Adjustments for noncontrolling interest	(1,253)	(870)	(1,118)	(1,282)
Deferred tax provision (benefit)	11,152	2,664	10,664	3,431
Adjusted FFO available to common stockholders and unit holders	$173,432	$122,392	$276,126	$235,985

Basic net income per share	$1.68	$1.18	$2.41	$2.29
Diluted net income per share	$1.65	$1.15	$2.31	$2.17

FFO available to common stockholders and unit holders per basic share/unit	$2.61	$2.00	$4.25	$3.96
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.88	$2.16	$4.59	$4.20

FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.53	$1.92	$4.05	$3.72
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.78	$2.06	$4.37	$3.95

Weighted average common shares and OP units for the period:
Basic	60,290	56,724	60,212	56,154
Diluted (1)	63,618	60,884	63,841	60,368

(1) Diluted weighted average common shares and OP units for the three and six months ended June 30, 2024 include 3.1 million and 3.3 million, respectively, and the three and six months ended June 30, 2023 include 3.9 million and 4.0 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2024		2023		2024		2023
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment
Revenue	$519,087		$417,685		$980,557		$842,124
Operating income	$151,885	29.3%	$107,733	25.8%	$254,070	25.9%	$213,803	25.4%
Depreciation & amortization	50,553		42,646		100,783		85,521
Non-cash lease expense	982		1,018		1,965		2,037
Interest income on Gaylord National bonds	1,195		1,270		2,390		2,541
Adjusted EBITDAre	$204,615	39.4%	$152,667	36.6%	$359,208	36.6%	$303,902	36.1%

Occupancy	73.7%		72.7%		70.2%		72.5%
Average daily rate (ADR)	$260.76		$244.77		$255.87		$241.38
RevPAR	$192.12		$177.83		$179.64		$174.97
OtherPAR	$307.78		$262.29		$292.45		$271.52
Total RevPAR	$499.90		$440.12		$472.09		$446.49

Same-Store Hospitality segment (1)
Revenue	$456,237		$417,685		$867,766		$842,124
Operating income	$136,447	29.9%	$107,733	25.8%	$229,498	26.4%	$213,803	25.4%
Depreciation & amortization	43,082		42,646		85,915		85,521
Non-cash lease expense	982		1,018		1,965		2,037
Interest income on Gaylord National bonds	1,195		1,270		2,390		2,541
Adjusted EBITDAre	$181,706	39.8%	$152,667	36.6%	$319,768	36.8%	$303,902	36.1%

Occupancy	73.2%		72.7%		70.1%		72.5%
Average daily rate (ADR)	$254.16		$244.77		$249.71		$241.38
RevPAR	$185.95		$177.83		$175.06		$174.97
OtherPAR	$295.72		$262.29		$282.94		$271.52
Total RevPAR	$481.67		$440.12		$458.00		$446.49

Gaylord Opryland
Revenue	$130,352		$110,475		$234,187		$222,281
Operating income	$50,642	38.9%	$32,011	29.0%	$75,467	32.2%	$63,706	28.7%
Depreciation & amortization	8,199		8,512		16,332		17,066
Non-cash lease revenue	(11)		(12)		(22)		(24)
Adjusted EBITDAre	$58,830	45.1%	$40,511	36.7%	$91,777	39.2%	$80,748	36.3%

Occupancy	75.4%		71.2%		70.2%		71.9%
Average daily rate (ADR)	$260.98		$252.01		$253.71		$246.07
RevPAR	$196.85		$179.38		$178.23		$176.90
OtherPAR	$299.15		$240.98		$267.32		$248.33
Total RevPAR	$496.00		$420.36		$445.55		$425.23

Gaylord Palms
Revenue	$68,799		$73,829		$154,262		$158,375
Operating income	$13,479	19.6%	$18,322	24.8%	$38,485	24.9%	$45,956	29.0%
Depreciation & amortization	5,889		5,543		11,760		11,153
Non-cash lease expense	993		1,030		1,987		2,061
Adjusted EBITDAre	$20,361	29.6%	$24,895	33.7%	$52,232	33.9%	$59,170	37.4%

Occupancy	62.5%		75.8%		$0.69		$0.78
Average daily rate (ADR)	$235.54		$243.55		$253.19		$250.74
RevPAR	$147.22		$184.58		$173.55		$194.62
OtherPAR	$292.85		$287.66		$319.81		$314.69
Total RevPAR	$440.07		$472.24		$493		$509

Gaylord Texan
Revenue	$83,897		$81,479		$168,799		$167,877
Operating income	$26,314	31.4%	$26,105	32.0%	$52,346	31.0%	$54,193	32.3%
Depreciation & amortization	5,744		5,718		11,635		11,484
Adjusted EBITDAre	$32,058	38.2%	$31,823	39.1%	$63,981	37.9%	$65,677	39.1%

Occupancy	78.8%		75.1%		76.0%		76.1%
Average daily rate (ADR)	$252.61		$234.86		$246.43		$232.83
RevPAR	$199.18		$176.49		$187.36		$177.19
OtherPAR	$309.06		$317.10		$323.92		$334.11
Total RevPAR	$508.24		$493.59		$511.28		$511.30

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2024		2023		2024		2023
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National
Revenue	$88,369		$77,014		$156,643		$149,786
Operating income	$22,321	25.3%	$14,926	19.4%	$27,544	17.6%	$22,981	15.3%
Depreciation & amortization	8,405		8,257		16,806		16,551
Interest income on Gaylord National bonds	1,195		1,270		2,390		2,541
Adjusted EBITDAre	$31,921	36.1%	$24,453	31.8%	$46,740	29.8%	$42,073	28.1%

Occupancy	70.8%		67.8%		67.6%		67.6%
Average daily rate (ADR)	$263.88		$251.80		$250.67		$245.80
RevPAR	$186.90		$170.65		$169.54		$166.06
OtherPAR	$299.62		$253.35		$261.66		$248.54
Total RevPAR	$486.52		$424.00		$431.20		$414.60

Gaylord Rockies
Revenue	$76,836		$67,127		$140,658		$131,174
Operating income	$21,436	27.9%	$14,691	21.9%	$33,433	23.8%	$25,559	19.5%
Depreciation & amortization	14,138		14,124		27,979		28,169
Adjusted EBITDAre	$35,574	46.3%	$28,815	42.9%	$61,412	43.7%	$53,728	41.0%

Occupancy	80.4%		77.8%		72.4%		73.9%
Average daily rate (ADR)	$255.44		$247.92		$249.55		$240.94
RevPAR	$205.25		$192.84		$180.77		$177.98
OtherPAR	$357.28		$298.61		$334.12		$304.84
Total RevPAR	$562.53		$491.45		$514.89		$482.82

JW Marriott Hill Country (2)
Revenue	$62,850		$-		$112,791		$-
Operating income	$15,438	24.6%	$-		$24,572	21.8%	$-
Depreciation & amortization	7,471		-		14,868		-
Adjusted EBITDAre	$22,909	36.5%	$-		$39,440	35.0%	$-

Occupancy	79.0%		n/a		71.3%		n/a
Average daily rate (ADR)	$324.18		n/a		$318.83		n/a
RevPAR	$256.23		n/a		$227.31		n/a
OtherPAR	$433.05		n/a		$391.19		n/a
Total RevPAR	$689.28		n/a		$618.50		n/a

The AC Hotel at National Harbor
Revenue	$4,107		$3,401		$6,929		$5,612
Operating income (loss)	$1,404	34.2%	$923	27.1%	$1,731	25.0%	$745	13.3%
Depreciation & amortization	218		171		468		452
Adjusted EBITDAre	$1,622	39.5%	$1,094	32.2%	$2,199	31.7%	$1,197	21.3%

Occupancy	66.9%		64.0%		61.9%		59.1%
Average daily rate (ADR)	$299.54		$277.86		$276.78		$250.79
RevPAR	$200.39		$177.77		$171.32		$148.32
OtherPAR	$34.67		$16.91		$26.97		$13.17
Total RevPAR	$235.06		$194.68		$198.29		$161.49

The Inn at Opryland (3)
Revenue	$3,877		$4,360		$6,288		$7,019
Operating loss	$851	21.9%	$755	17.3%	$492	7.8%	$663	9.4%
Depreciation & amortization	489		321		935		646
Adjusted EBITDAre	$1,340	34.6%	$1,076	24.7%	$1,427	22.7%	$1,309	18.6%

Occupancy	61.6%		66.3%		51.9%		61.5%
Average daily rate (ADR)	$179.80		$159.71		$172.78		$150.36
RevPAR	$110.78		$105.84		$89.65		$92.43
OtherPAR	$31.35		$26.08		$24.99		$22.39
Total RevPAR	$142.13		$131.92		$114.64		$114.82

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired on June 30, 2023.

(2) JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures.
(3) Includes other hospitality revenue and expense.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

EARNINGS PER SHARE, FFO PER SHARE AND ADJUSTED FFO PER SHARE CALCULATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	Jun. 30,		Jun. 30,
	2024	2023	2024	2023
Earnings per share:

Numerator:
Net income available to common stockholders	$100,805	$66,543	$143,861	$127,863
Net loss attributable to noncontrolling interest in consolidated joint venture	3,270	3,134	2,691	2,371
Net income available to common stockholders - if-converted method	$104,075	$69,677	$146,552	$130,234

Denominator:
Weighted average shares outstanding - basic	59,895	56,329	59,817	55,759
Effect of dilutive stock-based compensation	206	232	314	256
Effect of dilutive put rights (1)	3,122	3,928	3,315	3,958
Weighted average shares outstanding - diluted	63,223	60,489	63,446	59,973

Basic income per share available to common stockholders	$1.68	$1.18	$2.41	$2.29
Diluted income per share available to common stockholders	$1.65	$1.15	$2.31	$2.17

FFO and Adjusted FFO per share:

Numerator - FFO:
FFO available to common stockholders and unit holders	$157,647	$113,639	$256,120	$222,165
Net loss attributable to noncontrolling interest in consolidated joint venture	3,270	3,134	2,691	2,371
FFO available to common stockholders and unit holders- if-converted method	$160,917	$116,773	$258,811	$224,536

Numerator - Adjusted FFO:
Adjusted FFO available to common stockholders and unit holders	$173,432	$122,392	$276,126	$235,985
Net loss attributable to noncontrolling interest in consolidated joint venture	3,270	3,134	2,691	2,371
Adjusted FFO available to common stockholders and unit holders - if-converted method	$176,702	$125,526	$278,817	$238,356

Denominator:
Weighted average shares and OP units outstanding - basic	60,290	56,724	60,212	56,154
Effect of dilutive stock-based compensation	206	232	314	256
Effect of dilutive put rights (1)	3,122	3,928	3,315	3,958
Weighted average shares and OP units outstanding - diluted	63,618	60,884	63,841	60,368

FFO available to common stockholders and unit holders per basic share/unit	$2.61	$2.00	$4.25	$3.96
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.88	$2.16	$4.59	$4.20

FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.53	$1.92	$4.05	$3.72
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.78	$2.06	$4.37	$3.95

(1) Represents equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	New Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$281,000	$287,500	$284,250
Provision for income taxes	15,250	17,000	16,125
Interest Expense, net	214,775	221,275	218,025
Depreciation and amortization	224,250	234,500	229,375
(Gain) / Loss on disposal of fixed assets	(275)	(275)	(275)
EBITDAre	$735,000	$760,000	$747,500
Non-cash lease expense	3,500	4,500	4,000
Preopening expense	3,000	3,500	3,250
Equity-based compensation	12,500	13,500	13,000
Pension settlement charge	1,500	1,750	1,625
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	500	1,750	1,125
Adjusted EBITDAre	$760,500	$790,500	$775,500

Hospitality Segment
Operating Income	$484,500	$494,000	$489,250
Depreciation and amortization	195,000	202,500	198,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Loss (gain) on extinguishment of debt	-	-	-
Adjusted EBITDAre	$690,500	$710,500	$700,500

Hospitality Segment (same-store)
Operating Income	$447,500	$456,000	$451,750
Depreciation and amortization	167,000	170,500	168,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Loss (gain) on extinguishment of debt	-	-	-
Adjusted EBITDAre	$625,500	$640,500	$633,000

JW Marriott Hill Country
Operating Income	$37,000	$38,000	$37,500
Depreciation and amortization	28,000	32,000	30,000
Adjusted EBITDAre	$65,000	$70,000	$67,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	New Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Entertainment Segment
Operating Income	$70,500	$73,500	$72,000
Depreciation and amortization	27,500	30,000	28,750
Preopening expense	3,000	3,500	3,250
Equity-based compensation	3,500	4,000	3,750
Pro rata adjusted EBITDAre from unconsolidated joint ventures	500	1,000	750
Adjusted EBITDAre	$105,000	$112,000	$108,500

Corporate and Other Segment
Operating Loss	$(44,750)	$(43,000)	$(43,875)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	9,000	9,500	9,250
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,500)	(2,250)	(2,375)
Adjusted EBITDAre	$(35,000)	$(32,000)	$(33,500)

Ryman Hospitality Properties, Inc.
Net Income	$281,000	$287,500	$284,250
Noncontrolling interest in consolidated joint venture	(10,000)	(6,000)	(8,000)
Net Income available to common stockholders and unit holders	$271,000	$281,500	$276,250
Depreciation and amortization	224,250	234,500	229,375
Adjustments for noncontrolling interest	(10,000)	(8,000)	(9,000)
FFO available to common stockholders and unit holders	$485,250	$508,000	$496,625
Right of use amortization	-	500	250
Non-cash lease expense	3,500	4,500	4,000
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	500	1,750	1,125
Loss (gain) on extinguishment of debt	-	-	-
Adjustments for noncontrolling interest	(3,000)	(2,000)	(2,500)
Amortization of deferred financing costs	9,500	11,500	10,500
Amortization of debt discounts and premiums	2,500	3,500	3,000
Deferred Taxes	12,000	13,500	12,750
Adjusted FFO available to common stockholders and unit holders	$511,750	$543,000	$527,375

Diluted income per share available to common stockholders	$4.38	$4.49	$4.44
Adjusted FFO available to common stockholders and unit holders per diluted share	$8.09	$8.51	$8.30

Estimated diluted shares outstanding to common stockholders (in millions)	64.1	64.1	64.1
Estimated diluted shares outstanding to common stockholders and unit holders (in millions)	64.5	64.5	64.5

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	Prior Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$259,000	$280,000	$269,500
Provision for income taxes	15,250	17,000	16,125
Interest Expense, net	216,775	223,275	220,025
Depreciation and amortization	224,250	234,500	229,375
(Gain) / Loss on disposal of fixed assets	(275)	(275)	(275)
EBITDAre	$715,000	$754,500	$734,750
Non-cash lease expense	3,500	4,500	4,000
Preopening expense	3,000	3,500	3,250
Equity-based compensation	12,500	13,500	13,000
Pension settlement charge	1,500	1,750	1,625
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	500	1,750	1,125
Adjusted EBITDAre	$740,500	$785,000	$762,750

Hospitality Segment
Operating Income	$469,500	$490,500	$480,000
Depreciation and amortization	195,000	202,500	198,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$675,500	$707,000	$691,250

Hospitality Segment (same-store)
Operating Income	$434,500	$450,500	$442,500
Depreciation and amortization	167,000	170,500	168,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$612,500	$635,000	$623,750

JW Marriott Hill Country
Operating Income	$35,000	$40,000	$37,500
Depreciation and amortization	28,000	32,000	30,000
Adjusted EBITDAre	$63,000	$72,000	$67,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	Prior Guidance Range
	For Full Year 2024
	Low	High	Midpoint
Entertainment Segment
Operating Income	$65,500	$71,500	$68,500
Depreciation and amortization	27,500	30,000	28,750
Preopening expense	3,000	3,500	3,250
Equity-based compensation	3,500	4,000	3,750
Pro rata adjusted EBITDAre from unconsolidated joint ventures	500	1,000	750
Adjusted EBITDAre	$100,000	$110,000	$105,000

Corporate and Other Segment
Operating Loss	$(44,750)	$(43,000)	$(43,875)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	9,000	9,500	9,250
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,500)	(2,250)	(2,375)
Adjusted EBITDAre	$(35,000)	$(32,000)	$(33,500)

Ryman Hospitality Properties, Inc.
Net Income	$259,000	$280,000	$269,500
Noncontrolling interest in consolidated joint venture	(10,000)	(6,000)	(8,000)
Net Income available to common stockholders and unit holders	$249,000	$274,000	$261,500
Depreciation and amortization	224,250	234,500	229,375
Adjustments for noncontrolling interest	(10,000)	(8,000)	(9,000)
FFO available to common stockholders and unit holders	$463,250	$500,500	$481,875
Right of use amortization	-	500	250
Non-cash lease expense	3,500	4,500	4,000
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	500	1,750	1,125
Adjustments for noncontrolling interest	(3,000)	(2,000)	(2,500)
Amortization of deferred financing costs	9,500	11,500	10,500
Amortization of debt discounts and premiums	2,500	3,500	3,000
Deferred Taxes	12,000	13,500	12,750
Adjusted FFO available to common stockholders and unit holders	$489,750	$535,500	$512,625

Diluted income per share available to common stockholders	$4.01	$4.33	$4.17
Adjusted FFO available to common stockholders and unit holders per diluted share	$7.69	$8.33	$8.01

Estimated diluted shares outstanding to common stockholders (in millions)	64.6	64.6	64.6
Estimated diluted shares outstanding to common stockholders and unit holders (in millions)	65.0	65.0	65.0